                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/ Preliminary Proxy Statement              / / Confidential, for Use of the
/ / Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                                MAIL-WELL, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

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

                               MAIL-WELL, INC.
                          8310 S. Valley Hwy., #400
                          Englewood, Colorado 80112
                               (303) 790-8023

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 1, 2001


TO THE STOCKHOLDERS OF MAIL-WELL, INC.:

         Notice is hereby given that the Annual Meeting of Stockholders of Mail-Well, Inc., a Colorado corporation (the "Company"), will be held on Tuesday, May 1, 2001, at 8:30 a.m. at the Company's principal executive offices, 8310 S. Valley Hwy., #400, Englewood, Colorado, for the following purposes:

         1. To elect seven directors of the Company to hold office until the 2002 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

         2.   To approve the Company's 2001 Long-Term Equity Incentive Plan; and

         3. To ratify the selection of Ernst & Young LLP, independent auditors, as auditors of the Company for the year ending December 31, 2001; and

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The names of the nominees for directors are set forth in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on March 9, 2001, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

         A copy of the Company's 2000 Annual Report to Stockholders, which includes the Company's consolidated financial statements, was mailed with
this Notice on or about March   , 2001, to all stockholders of record on the
                              --
record date. The Company's Annual Report on Form 10-K to the Securities and Exchange Commission may be obtained without charge upon written request directed to the Secretary of the Company at the address above. The officers and directors of the Company cordially invite you to attend the Annual Meeting.

         Whether or not you expect to attend the Annual Meeting, you should complete, date and sign the enclosed proxy card and mail it promptly in the enclosed postage prepaid envelope. The proxy card must be signed and returned in order to be counted.

                                   By Order of the Board of Directors,


                                   Roger Wertheimer
                                   Vice President-General Counsel and Secretary

Englewood, Colorado
March   , 2001
      --

                               MAIL-WELL, INC.
                          8310 S. Valley Hwy., #400
                          Englewood, Colorado 80112

                               PROXY STATEMENT

                       Annual Meeting of Stockholders
                          To Be Held on May 1, 2001

INTRODUCTION

         This Proxy Statement is furnished to the stockholders of Mail-Well, Inc., a Colorado corporation (the "Company"), in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on Tuesday, May 1, 2001. The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials were
mailed on or about March   , 2001 to the stockholders of record at the
                         --
close of business on March 9, 2001 (the "Record Date").

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of the Company's common stock. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegraph by certain employees of the Company. The Company will bear any costs relating to such solicitations by Company personnel. The Company has arranged for its stock transfer agent, Computershare Trust Company, Inc. to tabulate the votes and report on the results at the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of common stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the
Record Date, there were                shares of common stock outstanding.
                        --------------
Each share of common stock is entitled to one vote on all matters on which stockholders may vote. There is no cumulative voting in the election of directors.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting and will determine whether or not a quorum is present. The holders of a majority of the outstanding common stock are required for a quorum at the Annual Meeting. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is exercised. It may be revoked by
(1) filing a written notice of revocation with the Secretary of the Company at the Company's principal executive offices, 8310 S. Valley Hwy., #400, Englewood, Colorado 80112, (2) duly executing and delivering a proxy bearing a later date or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SUMMARY OF PROPOSALS

         Stockholders will be asked to vote upon the following proposals at the Annual Meeting:

         1.     Election of the following seven persons to the Board of
Directors: W. Thomas Stephens, Paul V. Reilly, Frank P. Diassi, Frank J. Hevrdejs, Janice C. Peters, Jerome W. Pickholz, and William R. Thomas.

         2. Approval of the Company's 2001 Long-Term Equity Incentive Plan (the "2001 Plan") which provides for the grant of stock options and other stock-based incentive awards to eligible key officers, employees and directors of, and consultants to, the Company and its affiliates. The 2001 Plan is described beginning on page __ and is attached as Exhibit A to this proxy statement.

         3. Ratification of the selection of Ernst & Young LLP as independent auditors for the Company for 2001.

         The proxies will be voted, unless authority to do so is withheld, to elect the seven nominees recommended by the Board, to approve the 2001 Long-Term Equity Incentive Plan, and to ratify the selection of Ernst & Young LLP as the Company's auditors for 2001.

                INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The names, ages (as of December 31, 2000), positions with the Company and the business experience over the past five years of each current Board member and each Board nominee is set forth below. Each director has served continuously with the Company since the date indicated.

                                                                                               Director
         Name                             Age        Position(s)                                 Since
         ----                             ---        -----------                                 -----
         W. Thomas Stephens(1)(2).........58         Chairman of the Board                       2000
         Paul V. Reilly...................48         Director, President and                     1998
                                                     Chief Executive Officer
         Frank P. Diassi (3)..............67         Director                                    1993
         Frank J. Hevrdejs (1)(2).........55         Director                                    1993
         Janice C. Peters (2).............49         Director                                    1999
         Jerome W. Pickholz (1)(3)........68         Director                                    1994
         William R. Thomas (3)............72         Director                                    1998

--------------------------
(1)   Member of the Nominating Committee.
(2)   Member of the Compensation Committee.
(3)   Member of the Audit Committee.

         PAUL V. REILLY has been a director and President of the Company since January 1998, and was named Chief Executive Officer of the Company on January 24, 2001. He served as Senior Vice President--Finance and Chief Financial Officer of the Company from 1995 to 1998 and as Chief Operating Officer from 1998 to January 2001. Mr. Reilly spent 14 years with Polychrome Corporation, a prepress supplier to the printing industry, where he held a number of senior management positions. During 1994 and 1995, Mr. Reilly worked with Saddle River Capital, an investment banking firm which purchased and managed small businesses, and as Vice President with a direct marketer of educational materials. Mr. Reilly is a Certified Public Accountant.

         FRANK P. DIASSI has been a director of the Company since its inception in 1993. Since 1996 Mr. Diassi has been Chairman of Sterling Chemicals, Inc., a manufacturer of chemicals, acrylic and fibers. He was a founding director of Arcadian Corporation, the largest nitrogen fertilizer company in North America. Mr. Diassi was a director and Chairman of the Finance Committee of Arcadian Corporation from 1989 to 1994. Mr. Diassi is a director of Fibreglass Holdings, Inc., a truck accessory manufacturer, a director and Chairman of Amerlux Inc., a commercial lighting company, and director and Chairman of Software Plus, Inc., a human resources/payroll software design firm. Mr. Diassi is a member of the Audit Committee of the Board of Directors.

         FRANK J. HEVRDEJS has been a director of the Company since its inception in 1993. In 1982 Mr. Hevrdejs co-founded The Sterling Group, L.P., a major management buyout company, where he is currently a principal shareholder and president. He also serves as Chairman of First Sterling Ventures Corp., an investment company, Endoro Holdings, Inc., a structural and electrical manufacturing company, Fibreglass Holdings, Inc., a truck accessory manufacturer. He is a director of Eagle U.S.A., an air-freight company, Sterling Chemicals, Inc., a petroleum chemical company and serves on the Houston
Regional Board of J.P. Morgan Chase and Co., a financial institution.   Mr.
Hevrdejs serves as Chairman of the Nominating Committee and is a member of the Compensation Committee of the Board of Directors.

         JANICE C. PETERS has been a director of the Company since 1999. From 1997 to 2000, Ms. Peters served as President and Chief Executive Officer of MediaOne(R), the broadband services arm of MediaOne Group. From 1995 to 1997, Ms. Peters was employed by US WEST, MediaOne's former parent company, in various positions including Executive Vice President of Media One Group, Managing Director of One2One, a United Kingdom wireless communications joint venture between US WEST and Cable & Wireless, and President of Wireless Operations for US WEST Media Group. Ms. Peters serves as a director of Primus Knowledge Solutions, Inc., a knowledge-enabled software provider and 3COM, a communications company specializing in network solutions. Ms. Peters serves as Chairperson of the Compensation Committee of the Board of Directors.

         JEROME W. PICKHOLZ has been a director of the Company since 1994. From 1996 to 2001, Mr. Pickholz founded and was Chairman of Pickholz, Tweedy & Company, a marketing communications company. From 1978 to 1994, he was Chief Executive Officer of Ogilvy & Mather Direct Worldwide, a direct advertising agency. From 1994 to 1995, he served as Chairman of Ogilvy & Mather Direct Worldwide where he is now Chairman Emeritus. Mr. Pickholz serves as Chairman of the Audit Committee and is a member of the Nominating Committee of the Board of Directors.

         W. THOMAS STEPHENS has been a director of the Company since 2000 and was named Chairman of the Board on January 24, 2001. From 1996 to 1999, Mr. Stephens served as President and Chief Executive Officer of MacMillan Bloedel, Canada's largest forest products company. From 1986 to 1996, he served as CEO and President of Johns Manville Corporation. The title of Chairman was added in 1993. Currently, Mr. Stephens is a director of Qwest Communications International, Inc., Fletcher Challenge Canada Limited, New Century Energies, Inc., TransCanada PipeLines Ltd., and is a Trustee of the Putnam Funds. Mr. Stephens is a member of the Compensation Committee and the Nominating Committee of the Board of Directors.

         WILLIAM R. THOMAS has been a director of the Company since 1998. He has served as Chairman of Capital Southwest Corporation, a publicly owned venture capital investment company, since 1982 and as President since 1980. Mr. Thomas has been a director of Capital Southwest Corporation since 1972 and was Senior Vice President from 1969 to 1980. Mr. Thomas also serves as a director of Alamo Group, Inc., a heavy-duty mowing equipment company, Encore Wire Corporation, an electrical wire and cable company, and

Palm Harbor Homes, Inc., a home-building manufacturer. Mr. Thomas is a member of the Audit Committee of the Board of Directors.

BOARD AND COMMITTEE MEETINGS

         During 2000, the Board met on 8 occasions (4 regular meetings and 4 special meetings). All directors attended at least 75% of the meetings of the Board and of the committees of the Board on which they were members. The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

         The Audit Committee meets with the Company's independent auditors to review the results of the annual audit and discuss the financial statements. The committee also recommends to the Board the independent auditors to be retained; receives and considers the auditor's comments as to controls and adequacy of staff and management performance and procedures in connection with audit and financial controls; and reviews the system of internal controls and compliance with policies regarding business conduct. See "Report of the Audit Committee" included in this proxy statement and the Audit Committee Charter attached as Exhibit B. The Audit Committee, comprised of Mr. Pickholz (Chairman), Mr. Thomas and Mr. Diassi met 5 times during 2000.

         The Compensation Committee determines the compensation arrangements for senior management and administers the Company's stock option plans. The committee makes recommendations concerning salaries, incentive compensation and stock options for officers and directors and performs such other functions regarding compensation as the Board may delegate. See "Compensation Committee Report on Executive Compensation." This committee is comprised of Ms. Peters (Chairperson), Mr. Hevrdejs, and Mr. Stephens. The Compensation Committee met
3 times during 2000.

         The Nominating Committee is responsible for identifying candidates for open director positions and proposing their nomination to the full
Board. The Nominating Committee will not consider nominees recommended by stockholders. As of December 31, 2000 there were no open positions on the Board. Mr. Gerald F. Mahoney, former director and Chairman of the Nominating
Committee, retired from the Company on January 31, 2001. This committee is currently comprised of Mr. Hevrdejs (Chairman), Mr. Pickholz and Mr. Stephens. The Nominating Committee did not meet in 2000.

DIRECTOR COMPENSATION

         Each non-employee director of the Company receives:

         *  an annual retainer of $20,000;
         *  $1,000 for each regular Board meeting attended;
         *  $1,000 for each special Board meeting attended;
         *  $1,000 for each Board committee meeting attended;
         * stock options for 3,000 shares of common stock each year upon election or reelection to the Board pursuant to the 1996 Directors' Stock Option Plan; and
         *  stock options pursuant to the 1997 Non-Qualified Stock Option
            Plan in amounts determined by the Compensation Committee.

         Directors who are employees of the Company do not receive compensation for their service on the Board. The Company also provides directors and officers liability insurance and indemnity agreements for its directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The three members of the Compensation Committee, Ms. Peters and Messrs. Hevrdejs and Stephens, have no interlocking relationships as defined by rules and regulations of the Securities and Exchange Commission. The Compensation Committee determined the compensation for the Company's executive officers for 2000 and recommended grants of stock options in 2000 under the Company's four stock option plans. See "Stock Option Plans."

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of March 9, 2001, there were               shares of common
                                         -------------
stock outstanding held of record by     stockholders. The following table
                                    ---
summarizes information regarding the beneficial ownership of the Company's common stock as of March 9, 2001, by:

         * each person known by the Company to beneficially own more than 5% of the outstanding common stock based upon filings with the Securities and Exchange Commission;
         *  each current director of the Company;
         *  each executive officer named in the compensation table on page
              ; and
            --
         * all directors and executive officers of the Company as a group.

         Shares of common stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage ownership of the person holding the options.

                                                            Amount and Nature                     Percentage
                                                         of Beneficial Ownership                of Outstanding
Beneficial Owners                                          of Common Stock(1)                    Common Stock
-----------------                                          ------------------                    ------------

Mail-Well Employee Stock Ownership Plan.......................3,345,040(2)
     c/o Mail-Well, Inc.
     23 Inverness Way East
     Englewood, Colorado 80112
Wallace R. Weitz & Company...................................12,312,100(3)
     1125 South 103 Street, Suite 600
     Omaha, Nebraska 68124
Gerald F. Mahoney.............................................2,288,678(4)
Paul V. Reilly..................................................416,109(5)                             *
Frank P. Diassi...............................................1,460,096(6)
Frank J. Hevrdejs.............................................1,814,114(7)
Janice C. Peters..................................................6,000(8)                             *
Jerome W. Pickholz...............................................71,922(9)                             *
W. Thomas Stephens...............................................18,000(10)                            *
William R. Thomas.............................................2,102,588(11)
Gary H. Ritondaro................................................15,000(12)                            *
V. Bruce Thompson................................................13,500(13)                            *
Robert Meyer.....................................................11,661(14)                            *
Roger Wertheimer.................................................85,489(15)                            *
All executive officers and directors of the
     Company as a group (14 persons)..........................6,021,976

                                    - 6 -



--------------------------
*Less than 1.0%.
(1) Unless otherwise noted, each stockholder has direct ownership and sole voting and investment power with respect to the indicated shares of common stock.
(2)   Shares held by the Company's Employee Stock Ownership Plan (the
      "ESOP") are voted by Putnam Fiduciary Trust Company, as Trustee, at the direction of participants.
(3) Wallace R. Weitz & Company disclaims beneficial ownership of these shares, which are owned beneficially by registered investment companies for which Wallace R. Weitz & Company serves as advisor.
(4) Includes 852,776 shares held by Mr. Mahoney's wife, 62,616 shares held by two trusts benefiting his children of which Mr. Mahoney is trustee, stock options for 549,892 shares and 7,218 shares allocated to Mr. Mahoney under the ESOP.
(5) Includes 26,698 shares held by Mr. Reilly's wife, 644 shares held by a trust benefiting his child of which Mr. Reilly is trustee, stock options for 284,534 shares, 1,823 shares allocated under the ESOP to Mr. Reilly, and 696 shares held by one of his children. Mr. Reilly disclaims beneficial ownership of the 696 shares held by one of his children.
(6) Includes 82,396 shares held by two trusts benefiting members of Mr. Diassi's immediate family, 977,438 shares held by Winged Lion Holdings
      II L.L.C. which is controlled by Mr. Diassi, 364,020 shares held jointly with Mr. Diassi's wife, 6,842 shares that may be acquired upon conversion of convertible notes, 112,000 shares held by Mr. Diassi's children of which he retains sole voting rights, and stock options for 29,400 shares.
(7) Includes 31,414 shares held by Mr. Hevrdejs' wife, 200,000 shares held by First Sterling Ventures Corp. which is controlled by Mr. Hevrdejs, and stock options for 29,400 shares.
(8)   Includes stock options for 6,000 shares.
(9) Includes 2,632 shares that may be acquired upon conversion of convertible notes and stock options for 29,400 shares.
(10)  Includes stock options for 3,000 shares.
(11) Includes 2,096,588 shares held by Capital Southwest of which Mr. Thomas is President, and stock options for 6,000 shares. Mr. Thomas disclaims beneficial ownership of the shares held by Capital Southwest.
(12)  Includes stock options for 10,000 shares.
(13) Includes stock options for 10,000 shares and 600 shares held by his children. Mr. Thompson disclaims beneficial ownership of the 600 shares held by his children.
(14)  Includes stock options for 7,600 shares.
(15) Includes 1,618 shares allocated under the ESOP, 1,842 shares that may be acquired upon conversion of convertible notes and stock options for 52,500.

                EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

         Following are descriptions of the Company's executive officers, including age (as of December 31, 2000), positions with the Company and the business experience during the past five years. The officers hold office until their successors are appointed by the Board of Directors.

Name                                Age                Position(s)
----                                ---                -----------

Paul V. Reilly (1)..................48                 President and Chief Executive Officer
Michel P. Salbaing..................55                 Sr. Vice President-Chief Financial Officer
V. Bruce Thompson...................53                 Sr. Vice President--Corporate Development
Robert Meyer........................44                 Vice President--Treasurer and Tax
Roger Wertheimer....................41                 Vice President--General Counsel and Secretary
Gerald F. Mahoney...................57                 Former Chairman and Chief Executive Officer
Gary H. Ritondaro...................53                 Former Chief Financial Officer

--------------------------
(1) See "Information Concerning Directors and Nominees" above for a biographical summary.

         MICHEL P. SALBAING has been Senior Vice President-Finance and Chief Financial Officer of the Company since November 2000. From 1996 to November 2000, Mr. Salbaing was with Quebecor World, the largest North American printer, where he held a number of positions including Chief Financial
Officer of the overall corporation, President and Chief Executive Officer of Quebecor Printing Envelope and Senior Vice President and Chief Financial Officer of Quebecor World North America. Prior to 1996, Mr. Salbaing held various senior financial positions with three large Canadian manufacturing firms and spent eight years with Ernst & Young LLP. Mr. Salbaing is a graduate of McGill University and a member of the Canadian Institute of Chartered Accountants.

         V. BRUCE THOMPSON has been Senior Vice President-Corporate Development of the Company since 1998. From 1994 to 1998, Mr. Thompson was Senior Vice President of Marketing and Administration and General Counsel of Forest Oil Corporation, a publicly held petroleum exploration and production company. From 1993 to 1994, Mr. Thompson was Vice President, Legal Affairs, for Mid-America Dairymen, Inc., a dairy cooperative, and from 1990 to 1993, he served as Chief of Staff for James M. Inhofe who is currently a U.S. Senator for Oklahoma.

         ROBERT MEYER has been Vice President-Treasurer and Tax of the Company since 1998. Mr. Meyer is a licensed attorney, Certified Public Accountant and Certified Financial Planner. From 1988 to 1998, Mr. Meyer was a partner in the tax department of the accounting firm of Deloitte & Touche LLP.

         ROGER WERTHEIMER has been Vice President-General Counsel and Secretary of the Company since 1995. Mr. Wertheimer has been engaged in the practice of law since 1984. He served as Corporate Counsel for PACE membership Warehouse, Inc., a food and merchandise wholesaler from 1988 to 1994, and practiced privately from 1994 to 1995 when he joined the Company.

         GERALD F. MAHONEY served as a director, Chairman of the Board and Chief Executive Officer of the Company from 1994 until January 2001.

         GARY H. RITONDARO served as Senior Vice President-Finance and Chief Financial Officer of the Company from 1998 until October 2000.

         There are no arrangements or understandings between the Company's directors or officers, or any other persons, pursuant to whom any of the directors have been selected as directors or officers have been selected as officers.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning all compensation received for services rendered for the three years ended December 31, 2000, by the Company's Chief Executive Officer, the four most highly compensated executive officers who were serving as executive officers at the end of 2000 and whose total annual salary and bonus exceeded $100,000 in 2000, and the Company's former Chief Executive Officer and former Chief Financial Officer.

                                             SUMMARY COMPENSATION TABLE
                                                                                      Long-term
                                                                                     Compensation
                                                    Annual Compensation         ----------------------
                                               ------------------------------               Securities      All
                                                                     Other      Restricted  Underlying     Other
                                                                  Annual Com-      Stock     Options        Com-
                                            Salary       Bonus     pensation      Award(s)    Granted    pensation
Name and Principal Position         Year      ($)       ($)(1)      ($)(2)          (#)       (#)(3)        ($)
---------------------------         ----  ----------- ---------- ------------- ------------ ----------- -------------
Paul V. Reilly,(4)                  2000     425,000          0         0             0      210,000            0
President and Chief                 1999     350,000    278,040         0             0       20,000            0
Executive Officer                   1998     275,000    201,300         0             0       80,000            0

V. Bruce Thompson,                  2000     178,800          0         0             0            0            0
Sr. Vice President-Corporate        1999     175,000     75,000         0             0            0            0
Development                         1998      69,647     50,000         0             0       25,000            0

Robert Meyer,                       2000     171,462          0         0             0        8,000            0
Vice President-Treasurer            1999     165,000     79,461         0             0            0            0
and Tax                             1998      42,894     20,000         0             0       15,000            0

Roger Wertheimer,                   2000     181,250          0         0             0       10,000            0
Vice President-General              1999     155,000     82,088         0             0        5,000            0
Counsel and Secretary               1998     140,000     68,320         0             0       10,000            0

Gerald F. Mahoney,(4)               2000     481,000          0         0             0      210,000            0
Former Chief Executive              1999     500,000    463,400         0             0       20,000            0
Officer                             1998     450,000    384,300         0             0       50,000            0

Gary H. Ritondaro,(5)               2000     234,404          0         0             0            0       65,860
Former Sr. Vice President -         1999     132,998     75,000         0             0       50,000       30,000
Chief Financial Officer

                                   - 9 -



--------------------------
(1) Bonus amounts are shown for the year earned and are paid in the following year.
(2) None of the named executive officers has received perquisites the value of which exceeded the lesser of either $50,000 or 10% of his total salary and bonus. Perquisites paid include contributions to each person's 401(k) account, tax reimbursements and car allowance.
(3) Options granted prior to June 1998 reflect all prior stock splits.
(4) Mr. Reilly served as Chief Operating Officer until January 2001, when he became Chief Executive Officer. Mr. Mahoney served as Chief Executive Officer until January 2001.
(5) Mr. Ritondaro served as Chief Financial Officer from July 1999 until October 2000. Mr. Ritondaro received severance pay in connection with his departure from the Company, as indicated in the "All Other Compensation" column for 2000.

STOCK OPTION PLANS

         1994 Plan and the 1998 Plan. On February 17, 1994, and February 22, 1994, respectively, the Board of Directors adopted and the stockholders approved the Company's 1994 Stock Option Plan which was subsequently amended by the Board of Directors on May 7, 1997 ("1994 Plan"). Currently there are 1,918,350 shares authorized for grant pursuant to the 1994 Plan. As of March 9, 2001, options for ___________ shares of common stock had been granted from the 1994 Plan.

         On February 4, 1998, and April 29, 1998, respectively, the Board of Directors adopted and the stockholders approved the Company's 1998 Stock Option Plan ("1998 Plan"). Currently there are 1,000,000 shares authorized for grant pursuant to the 1998 Plan. As of March 9, 2001, options for _______ shares of common stock had been granted from the 1998 Plan.

         Under the 1994 Plan and the 1998 Plan, the Compensation Committee of the Board of Directors (the "Committee") may grant incentive and non-qualified stock options to key employees (including officers and directors who are key employees) of the Company and its affiliates. The Committee determines the prices, expiration dates and other material features of the options granted and has discretionary authority to:

         * prescribe, amend and rescind rules and regulations relating to the 1994 Plan and the 1998 Plan;
         *  interpret the 1994 Plan and the 1998 Plan;
         * prescribe and amend the terms of any agreements executed pursuant to the 1994 Plan or the 1998 Plan (which need not be identical); and
         * make all other determinations deemed necessary or advisable for the administration of the 1994 Plan or the 1998 Plan.

         Unless earlier terminated, the 1994 Plan terminates on March 1, 2005, and the 1998 Plan terminates on April 29, 2008. The Board may terminate or amend the 1994 Plan or the 1998 Plan at any time, except that the stockholders must approve any amendment that would:

         * increase the number of shares of common stock available under the 1994 Plan or the 1998 Plan;
         * change the provisions regarding option price (except as otherwise permitted under the 1994 Plan or the 1998 Plan); or
         * materially increase the cost of the 1994 Plan or the 1998 Plan or increase the benefits to participants.

         The Committee may award incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not constitute ISOs and are therefore non-qualified stock options ("Non-Qualified Options"). With respect to ISOs, the aggregate fair market value

(determined at the time the ISO is granted) of the common stock exercisable for the first time by an employee during any calendar year is limited to $100,000. Each option granted will terminate with respect to any shares not previously purchased by the optionee upon the expiration of ten years from the date of the grant of the option or such earlier date as the Committee may prescribe; provided that ISOs granted to an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder"), will terminate no later than five years from the date of grant.

         The 1994 Plan and 1998 Plan require that the purchase price of each share subject to an ISO must be not less than 100% of the fair market value of such share on the date the option is granted. If an ISO is granted to a 10% Stockholder, the purchase price of each share subject to the option must be at least 110% of the fair market value of a share of common stock on the date the option is granted. The purchase price of each share subject to a Non-Qualified Option is determined by the Committee in its sole discretion prior to granting the option; provided that the purchase price of each share subject to a Non-Qualified Option may not be less than 85% of the fair market value on the date the option is granted, as determined by the Committee.

         All of the options granted under the 1994 Plan and the 1998 Plan have been granted at fair market value, vest ratably over a period of either four (4) or five (5) years and expire ten years after the date of grant. All unvested options will vest upon a change of control as defined in the 1994 Plan and the 1998 Plan.

         1996 Directors Plan. On May 8, 1996, the Board adopted the 1996 Directors' Stock Option Plan ("Directors Plan") which was approved by stockholders on May 7, 1997. Currently there are 420,000 shares authorized for grant pursuant to the 1996 Directors Plan. As of March 9, 2001, options for _______ shares of common stock had been granted from the Directors Plan. The 1996 Directors Plan provides a means by which the Company, through the grant of stock options to eligible directors, may attract and retain persons of ability as directors and motivate such directors to exert their best efforts on behalf of the Company and its stockholders.

         Pursuant to the 1996 Directors Plan, each non-employee director of the Company receives Non-Qualified Options for 3,000 shares of common stock annually upon the election or reelection of such person to the Board. Such grants are automatic and will continue until all options have been granted for all the shares under the 1996 Directors Plan or until the 1996 Directors Plan is discontinued.

         Options granted under the 1996 Directors Plan may be exercised six
(6) months from the date of grant and prior to the tenth anniversary date of the grant. All unexercised options expire on the tenth anniversary of their grant date. All unvested options will vest upon a change of control as defined in the 1996 Directors Plan. The purchase price for shares subject to options is the average closing price of the common stock as reported in the Wall Street Journal for the five trading days immediately preceding the grant date. The purchase price must be paid to the Company at the time of exercise.

         Awards under the 1996 Directors Plan are not transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Options granted under the 1996 Directors Plan are exercisable during the lifetime of the optionee by the optionee. Awards under the 1996 Directors Plan are subject to adjustment in the event of a stock dividend, stock split, recapitalization or combination of the common stock. In the event of certain mergers, consolidations, plans of exchange or other reorganizations of the Company, outstanding awards under the 1996 Directors Plan are subject to adjustment to reflect the terms of such transaction.

         The Board may amend, suspend or discontinue the 1996 Directors Plan, but no amendment or alteration can be made which would impair the rights of any optionee without his or her consent under any option previously granted or which without the approval of the stockholders would:

         * increase the total number of shares reserved for grant under the 1996 Directors Plan;
         * amend certain provisions of the 1996 Directors Plan which set forth the terms and conditions of the options granted
            (including term, option price and nontransferability) and compliance with federal and state laws; or
         * modify the requirement as to eligibility for participation in the 1996 Directors Plan.

         The 1996 Directors Plan may be amended not more frequently than every six months.

         1997 NQ Plan. On March 31, 1997, the Board adopted the Mail-Well, Inc. 1997 Non-Qualified Stock Option Plan (the "1997 NQ Plan"). Currently there are 1,950,000 shares of common stock authorized for grant pursuant to the 1997 NQ Plan. As of March 9, 2001, options for ____________ shares have been granted from the 1997 NQ Plan. The 1997 NQ Plan provides the means by which the Company, through the grant of options, encourages ownership of the Company by eligible key employees and directors of the Company and its affiliates and provides increased incentives for such persons to render services and to assert maximum effort for the business success of the Company.

         Under the 1997 NQ Plan, the Committee may grant Non-Qualified Options to such key employees and directors of the Company or its affiliates as the Committee determines. Subject to the express provisions of the 1997 NQ Plan, the Committee determines the prices, expiration dates, vesting schedules and other material features of the Non-Qualified Options granted and makes all other determinations necessary or advisable for the administration of the 1997 NQ Plan. All unexercised options expire on the tenth anniversary of their grant date. All unvested options vest upon a change of control as defined in the 1997 NQ Plan.

         Awards under the 1997 NQ Plan are not transferable except by rule or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Awards under the 1997 NQ Plan are subject to adjustment in the event of a stock dividend, stock split, recapitalization or combination of the common stock. In the event of certain mergers, consolidations, plans of exchange or other reorganizations of the Company, outstanding awards under the 1997 NQ Plan are subject to adjustment to effect the terms of such transaction.

         The Board of Directors may amend, alter or discontinue the 1997 NQ Plan, but no amendment or alternation can be made which would impair the rights of any optionee without his or her consent.

         The following table sets forth information concerning stock options granted to each of the named executive officers in 2000 and the potential realizable value for the stock options based on future appreciation assumptions.

                                               OPTION GRANTS IN 2000
                                                                                          Potential Realizable Value at
                                                                                             Assumed Annual Rates of
                            Number of           % of Total                                  Stock Price Appreciation
                      Securities Underlying   Options Granted   Exercise                        for Option Term(1)
                         Options Granted       to Employees      Price     Expiration     -----------------------------
                               (#)                in 2000         ($)         Date            5% ($)        10%($)
                      ---------------------   ---------------   --------   ----------       ----------     ---------

Paul V. Reilly                70,000                5.14          8.500     4-21-10          374,192        948,277
                              70,000                5.14         10.500     4-21-10          234,192        808,277
                              70,000                5.14         12.500     4-21-10           94,192        668,277
V. Bruce Thompson                 --                  --             --          --               --             --
Robert Meyer                   8,000                 .59          8.500     4-21-10           42,765        108,374
Roger Wertheimer              10,000                0.73          8.500     4-21-10           53,456        135,468
Gerald F. Mahoney             70,000                5.14          8.500     4-21-10          374,192        948,277
                              70,000                5.14         10.500     4-21-10          234,192        808,277
                              70,000                5.14         12.500     4-21-10           94,192        668,277
Gary H. Ritondaro                 --                  --             --          --               --             --

--------------------------
(1) Amounts reported in these columns show hypothetical gain that may be realized upon exercise of the options assuming that market price of common stock appreciates at the specified annual rates of appreciation, compounded annually over the terms of the options. These numbers are calculated based upon rules promulgated by the SEC. Actual gains, if any, depend on the future performance of common stock and overall market conditions.

      The following table sets forth information about the number and value of stock options exercised in 2000 and held at December 31, 2000, by each named executive officer. A stock option is "in-the-money" if the closing market price of the common stock exceeds the exercise price of the stock option.

                       AGGREGATED OPTION EXERCISES IN 2000 AND 2000 YEAR-END OPTION VALUES
                                                           Number of Securities
                                                                Underlying              Value of Unexercised
                                                           Unexercised Options          In-the-Money Options
                                Shares       Value            at 12-31-00 (#)            at 12-31-00 ($)(1)
                             Acquired on    Realized     -------------------------    -------------------------
                             Exercise (#)     ($)        Exercisable/Unexercisable    Exercisable/Unexercisable
                             -----------      ---        -------------------------    -------------------------

Paul V. Reilly                    0            0               163,732/343,600                  40,809/0
V. Bruce Thompson                 0            0                10,000/15,000                        0/0
Robert Meyer                      0            0                 6,000/17,000                        0/0
Roger Wertheimer                  0            0                42,500/32,000                   40,260/0
Gerald F. Mahoney                 0            0               355,890/484,000                 417,527/0
Gary H. Ritondaro                 0            0                10,000/40,000                        0/0

--------------------------
(1) Represents the difference between the option exercise price and the closing sales price per share of the common stock as quoted on the NYSE on December 29, 2000 ($4.31 per share).

EXECUTIVE AGREEMENTS

         In November 1999 the Company entered into Change in Control Agreements with certain key employees, including the named executive officers listed in the compensation table on page 9. These agreements, among other things, provide that if the executive's employment with the Company is terminated in certain circumstances upon or in anticipation of a change of control (as defined in such agreements), each executive shall receive a lump sum payment based upon such executive's base salary and annual bonus at termination. In the case of Mr. Reilly, the lump sum payment would be equal to three years' salary and bonus. In the case of Mr. Wertheimer, the lump sum payment would be equal to two years' salary and bonus. In the case of Messrs. Thompson and Meyer, it would equal one years' salary and bonus. Each executive would also receive any salary or other benefits accrued or otherwise owed to the executive under the Company's various employee benefit plans and programs at the time of termination.

EMPLOYEE BENEFITS

         Bonus Plan. The Board of Directors has adopted a Cash Bonus Incentive Plan (the "Bonus Plan") pursuant to which named executives and other key employees may receive bonus compensation. The Bonus Plan is designed to promote achievement of the Company's financial goals by making a portion of the designated participants' compensation dependent upon accomplishing specified earnings per share growth. The target earnings per share growth is established annually by the Board of Directors. Participants must be employed on the date the incentive payments are distributed in order to receive any payment under the Bonus Plan.

         401(k) Savings Retirement Plan. The Company's subsidiary, Mail-Well I Corporation, has maintained a 401(k) Savings and Retirement Plan (the "Plan") since 1994 for non-union employees. U.S. based, union-free employees of Mail-Well, or of an affiliate that has adopted the Plan, and who is classified as an employee expected to work a minimum of 1,000 hours per year are eligible to participate in the Plan. For 2001, a participant can contribute to the Plan up to the lesser of $10,500 or 15% of his compensation. Per IRS regulations, a maximum of $170,000 is considered for purposes of Plan contributions. All contributions are not included in participant's current taxable income. During 2001, the Company will make a matching contribution to participant accounts equal to 50% of the participant's contributions, up to a maximum of 6% of the participant's compensation. Mail Well I Corporation also sponsors a 401(k) savings and retirement plan for union employees (the "Union Plan"). Eligibility for participation and the amount of employer match for the Union Plan are determined according to the applicable collective bargaining agreements.

         Effective January 1, 2001, the Company will make an additional non-discretionary contribution to each eligible employee in an amount equal to 1% of the participants annual eligible compensation. The Company also has the option to make an additional discretionary contribution of up to 2% of annual compensation to participant accounts. To be eligible for these contributions, the employee must have a minimum of one year of service and be employed on the last day of the year for which the contribution is being calculated.

         Plan assets are held in trust. A Plan participant can direct the investment of his contributions and the matching contributions into one of twelve mutual funds, one of which is Mail-Well common stock. Participant contributions to the Plan are always fully vested. Company contributions including match, non-discretionary and discretionary contributions vest at a rate of 20% for each year of service completed by the participant. Generally, a participant's vested Plan benefit is distributable upon his retirement, disability, death or other separation from employment.

         Employee Stock Ownership Plan. Mail-Well I Corporation has also maintained an Employee Stock Ownership Plan (the "ESOP") since 1994. The ESOP plan has been amended to "freeze" both participation and future contributions to the Plan. Participants with current balances will maintain their Plan account and distributions will continue to be allowed at retirement, disability, death or other termination from employment. A participant's Plan account will continue to become non-forfeitable in increments of 20% for each year of service completed by the participant. Amounts that are forfeited from a partially vested participant's account are allocated to the remaining participants' accounts as an additional contribution or used to offset administration expenses. ESOP monies are held in trust and primarily invested in the Company's common stock.

         Key Employee Share Option Plan. Mail-Well I Corporation has maintained a Key Employee Share Option Plan (the "KEYSOP") since 1997. The KEYSOP is offered to selected executive officers and other key employees who occupy senior managerial or professional positions and who have the capacity to make a substantial contribution to the success of the Company. The purpose of the KEYSOP is to provide participants a vehicle for long-term capital accumulation on a tax-favored basis by allowing them to forgo current compensation in exchange for the right to purchase options in selected mutual funds. The KEYSOP is a nonqualified stock option plan within the meaning of
Section 83 of the Internal Revenue Code, and is not intended to be covered by the provisions of the Employee Retirement Income Security Act of 1974.

          COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Decisions on compensation for the Company's executive officers for the year ending December 31, 2000, were made by the three-member Compensation Committee of the Board. Each member of the Committee is an outside director. No member of the Committee has ever been an officer or employee of the Company or any of its subsidiaries. The Committee is responsible for establishing and administering the policies that govern the annual compensation and stock ownership programs for the Company's executive officers and key employees.

COMPENSATION PHILOSOPHY

         The Company's executive compensation policies are designed to:

         * align compensation with the Company's annual and long-term performance goals;
         * attract and retain a highly qualified and motivated management team;
         *  reward individual performance; and
         * link the interests of the executive officers directly with those of shareholders through the use of stock options as a compensation vehicle.

         These policies have historically been implemented by setting salaries and bonuses for executives which are generally lower than the mid-point for salaries and bonuses given to executives in similar positions. However, the total compensation package (including grants of stock options) have been designed with the goal of compensating the executives at a level consistent with, or above, the mid-point for total gain opportunities received by counterparts at similar companies. This compensation design emphasizes long-term incentives that will encourage executives to maintain their focus on long-term shareholder interests. In mid-year, a highly competitive talent market caused the Compensation Committee to re-evaluate its compensation philosophy to include adjustment of base salary to market or somewhat above as necessary to attract and retain top executive talent.

COMPONENTS OF COMPENSATION

         Total compensation for each executive officer is set by the Committee at levels which it believes are competitive in relation to companies of similar type and size based upon a study and recommendations provided by an independent compensation consultant. The components of executive compensation include salary, the Bonus Plan discussed below and equity participation in the Company in the form of options to purchase common stock. Compensation for executive officers of the Company is usually set by the Committee in March or April of each year for that year. Due to the level of compensation received by the executive officers of the Company, and the fact that none of the executive officers have employment agreements, the Committee has not yet deemed it necessary to adopt a policy regarding the one million dollar limit on deductibility of certain executive compensation under Section 162 (m) of the Internal Revenue Code.

         Base Salary. The Committee reviews the salaries of the executive officers annually. The Committee's policy has been to fix base salaries at levels below the mid-point for amounts paid to senior executives with comparable qualifications, experience and responsibilities at other companies of similar size who are engaged in a business similar to that of the Company. This policy was changed mid-year to fix base salaries at or somewhat above mid-point as necessary to attract and retain top executive talent. Salary recommendations are submitted annually to the Committee by the Chairman and Chief Executive Officer. In determining salary compensation, the Committee takes into account financial and operating performance versus the Company's internal operating plan and external benchmarking data, as well as management's accomplishment of certain long-term and short-term strategic goals.

         In addition, the base salaries take into account the individual's experience within the industry, with the Company and its predecessors and/or within the profession. The Committee believes that compensation for its executive officers has been competitive, appropriate and comparable to similarly situated companies.

         Based upon its evaluation of these factors, the Committee believes that senior management is dedicated to achieving long-term financial improvements and that the compensation policies, plans and programs administered by the Committee contribute to management's commitments. The Committee attempts to assimilate all of the foregoing factors when it renders its compensation decisions; however, the Committee recognizes that its decisions are primarily subjective in nature. The Committee does not assign any specified weight to the criteria it considers.

         The Committee's recommendations are offered to the full Board of the Company which ultimately ratifies, changes or rejects them.

         Long-Term Incentives. The Company believes that the interests of stockholders and the Company's key employees, including officers and directors, are more closely aligned when such key employees are provided an opportunity to acquire a proprietary interest through ownership of common stock. Officers, directors and other key employees are granted options under the Company's stock option plans to purchase common stock. To date, the Company has only granted stock options at a price equal to or greater than fair market value. The number of options granted by the Committee is based upon the Committee's evaluation of:

         * the anticipated performance requirements and potential contributions of each employee;
         *  each employee's current equity participation in the Company; and
         *  recommendations of senior management.

         In 2000, the Committee granted options representing 478,000 shares of common stock to executive officers. This grant of stock options was made to further align the interests of those executive officers with that of shareholders by providing incentives to achieve the long-range goals of the Company. Appreciation in the price of the common stock is intended to bring total compensation to the level of the executives' counterparts at similar companies.

         Bonus. Bonus compensation is paid to officers under the Company's Bonus Plan. Bonuses are ordinarily paid as a percentage of each executive's base salary and are based upon the level of attainment of earnings per share growth goals established by the Board under the Bonus Plan. The components that are considered in paying bonuses to the executive officers include profitability and growth of the Company and the officer's job performance. Due to the Company's performance, none of the named executive officers was paid a bonus under the Bonus Plan for fiscal 2000.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Mr. Mahoney served as Chief Executive Officer and Chairman of the Board of the Company from 1994 to January 2001. As Chief Executive Officer,
Mr. Mahoney received a base salary and stock options and was also eligible for a bonus pursuant to the Bonus Plan. The Committee reviewed Mr. Mahoney's performance, particularly his continued contribution to the significant growth of the Company, acquisitions of the Company and the integration of acquired businesses in determining his base salary. The Committee assessed Mr. Mahoney's overall performance and the above-referenced performance factors on a subjective basis and did not assign relative weights to these factors. As a result of these considerations, the Committee granted Mr. Mahoney an increase in base salary of $100,000 from $500,000 annually to $600,000 annually, effective March 1, 2000. In April 2000 the Committee granted 70,000 options at $8.50, 70,000 options at $10.50 and 70,000 options at $12.50 of shares of common stock to Mr. Mahoney under the 1997 NQ Plan. These grants were made pursuant to the policies and philosophy described above. Consistent with the Committee's compensation philosophy discussed above, Mr. Mahoney's salary and bonus had been lower than the mid-point for salaries of CEOs at similar companies. However, it was the Committee's objective that the total compensation package awarded to Mr. Mahoney met or exceeded the mid-point for total gain opportunities received by CEOs at similar companies, chiefly through the opportunity to share in the appreciation of the price of the common stock.

CONCLUSION

         In summary, the Committee believes that its policy of linking executive compensation to Company performance was met. The Committee believes that the Company's compensation levels adequately reflect its philosophy. In addition, the Committee believes that the Company's executive compensation programs and policies are supportive of its overall objective to enhance stockholder value through the profitable management of its operations.

                                             Janice C. Peters (Chairperson)
                                             Frank J. Hevrdejs
                                             W. Thomas Stephens

                       STOCK PRICE PERFORMANCE GRAPH

         The following graph presents the cumulative total quarterly stockholder return (assuming reinvestment of dividends, if any) from investing $100 on January 1, 1996 in each of (i) the Company's common stock;
(ii) Standard & Poor's 500 Index; and (iii) a Company-chosen peer group, weighted by market capitalization, which includes Consolidated Graphics, Inc., Deluxe Corporation, R. R. Donnelley & Sons Company, Wallace Computer Services, Inc. and Standard Register Company (the "Peer Group Index"). The Company's common stock is listed on the New York Stock Exchange.

                         [INSERT PERFORMANCE GRAPH]



                        COMPLIANCE WITH SECTION 16(a)

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the common stock. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 2000, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its common stock complied with all Section 16(a) filing requirements.

                      PROPOSAL 1--ELECTION OF DIRECTORS

         Seven directors will be elected at the Annual Meeting to hold office until the Company's 2002 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. All of the nominees are currently directors of the Company. Gerald F. Mahoney retired from the Board of Directors in January 2001 and will not be standing for reelection. The Board has no reason to anticipate that any nominee will decline or be unable to serve as a director. In the event any nominee does decline or is unable to serve, proxies may be voted for the election of a substitute nominee or the Board may reduce the number of directors to be elected.

         The shares of common stock represented by the enclosed proxy will be voted for the election to the Board of the seven nominees named below unless a vote is withheld from one or more individual nominees. If any nominee becomes unavailable for any reason, or if a vacancy should occur before election, shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy. The simple majority vote of shares voting is required for election of directors. Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes will be elected as directors.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF: W. THOMAS
                                            ---
STEPHENS, PAUL V. REILLY, FRANK P. DIASSI, FRANK J. HEVRDEJS, JANICE C. PETERS, JEROME W. PICKHOLZ AND WILLIAM R. THOMAS.

        PROPOSAL 2--APPROVAL OF 2001 LONG-TERM EQUITY INCENTIVE PLAN

         You are being asked to approve the Mail-Well, Inc. 2001 Long-Term Equity Incentive Plan (the "Plan") to replace the 1994 Stock Option Plan, 1996 Directors Stock Option Plan, 1997 Non-Qualified Stock Option Plan, and 1998 Stock Option Plan (which we will refer to as the "Old Plans"). If stockholder approval of the Plan is received at the annual meeting, no further awards will be granted under the Old Plans. The Plan will be effective as of May 1, 2001, provided it has been approved by the Company's stockholders. No new awards will be granted under the Plan after the tenth
(10th) anniversary of its effective date.

         The purpose of the Plan is to promote the interests of the Company and its stockholders by, among other things, (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its subsidiaries and affiliates, (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals, and (iii) linking their compensation to the long-term interests of the Company and its stockholders.

         The following is a brief summary of the principal features of the Plan, which is qualified in its entirety by reference to the Plan itself, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

         Shares Available for Awards under the Plan. Under the Plan, awards may be made in common stock of the Company. Subject to adjustment as provided by the terms of the Plan, the maximum number of shares of common stock with respect to which awards may be granted under the Plan is 2,850,000 (which includes 424,717 shares with respect to which awards under the Old Plans were authorized but not granted). Except as adjusted in accordance with the terms of the Plan, no more than 2,850,000 shares of common stock authorized under the Plan may be incentive stock options and no more than 800,000 shares may be awarded as awards other than options. The maximum number of shares with respect to which awards may be granted under the Plan shall be increased by the number of shares with respect to which options or other awards were granted under the Old Plans as of the effective date of this Plan, but which terminate, expire unexercised, or are settled for cash, forfeited or cancelled without delivery of the shares under the terms of the Old Plans after the effective date of this Plan.

         Shares of common stock subject to an award under the Plan or the Old Plans that are cancelled, expire unexercised, forfeited, settled in cash or otherwise terminated without a delivery of shares of common stock to the participant, including shares of common stock withheld or surrendered in payment of any exercise or purchase price of an award or taxes relating to an award, remain available for awards under the Plan. Shares of common stock issued under the Plan may be either newly issued shares or shares which have been reacquired by the Company. Shares issued by the Company as substitute awards granted solely in assumption of outstanding awards previously granted by a company acquired by the Company or with which the Company combines ("Substitute Awards") do not reduce the number of shares available for awards under the Plan.

         In addition, the Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Under these limitations, no single participant may receive options or stock appreciation rights ("SAR's") in any calendar year that relate

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

to more than 500,000 shares of common stock, subject to adjustment in certain circumstances.

         With certain limitations, awards made under the Plan may be adjusted to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company.

         Eligibility and Administration. Current and prospective officers and employees, and directors of, and consultants to, the Company or its subsidiaries or affiliates are eligible to be granted awards under the Plan. As of March 1, 2001, approximately 153 individuals were eligible to participate in the Plan. The Plan will be administered by a Committee of the Board, to be composed of not less than two non-employee directors, each of whom will be a "Non-Employee Director" for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder and an "outside director" within the meaning of Section 162(m) and the regulations promulgated under the Code. Awards to non-employee directors serving on the Committee will be determined and administered by the full Board of Directors. The Company anticipates that the Compensation Committee of the Board will perform this function. Subject to the terms of the Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted, determine and later amend (subject to certain limitations) the terms and conditions of any award, interpret and specify the rules and regulations relating to the Plan, and make all other determinations which may be necessary or desirable for the administration of the Plan.

         Stock Options and Stock Appreciation Rights. The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Committee may specify the terms of such grants subject to the terms of the Plan. The Committee is also authorized to grant SAR's, either with or without a related option. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of common stock on the date of the grant, except in the case of Substitute Awards. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or tandem SAR relating to an option may have a term exceeding ten years. Incentive stock options or tandem SAR's related thereto that are granted to holders of more than ten percent of the Company's voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value. The Committee may also, in its discretion, add an accelerated ownership feature to any option granted, which is the right to acquire an "AO Option." The right to acquire an AO Option would be triggered upon exercise of the original option and payment of the option price for the original option in shares held by the option holder, subject to certain limitations. The right to acquire an AO Option would allow the option holder to receive, upon such exercise, another option to purchase, at fair market value at the date of grant of the AO Option, a number of shares of common stock equal to the sum of: (i) the number of whole shares delivered by the option holder in payment of the option price of the original option and (ii) the number of whole shares, if any, withheld by the Company as payment for withholding taxes. An AO Option will expire on the same date that the original option would have expired had it not been exercised. All AO Options will be non-qualified stock options.

         Restricted Shares and Restricted Share Units. The Committee is authorized to grant restricted shares of common stock and restricted share units. Restricted shares are shares of common stock subject to transfer restrictions as well as forfeiture upon certain terminations of employment prior to the end of a restricted period or other conditions specified by the Committee in the award agreement. A participant granted restricted shares

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

of common stock generally has most of the rights of a stockholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

         Each restricted share unit has a value equal to the fair market value of a share of common stock on the date of grant. The Committee determines, in its sole discretion, the restrictions applicable to the restricted share units. A participant will be credited with dividend equivalents on any vested restricted share units at the time of any payment of dividends to stockholders on shares of common stock. Except as determined otherwise by the Committee, restricted share units may not be transferred, encumbered or disposed of, and such units shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous employment of the Company for the restricted period and any other restrictive conditions relating to the restricted share units are met.

         Performance Awards. A performance award consists of a right that is denominated in cash or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Committee, and payable at such time and in such form as the Committee shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Committee. Termination of employment prior to the end of any performance period, other than for reasons of death or total disability, will result in the forfeiture of the performance award.
A participant's rights to any performance award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution.

         Performance awards are subject to certain specific terms and conditions under the Plan. Performance goals for Covered Officers (as defined in the Plan) will be limited to one or more of the following financial performance measures relating to the Company or any of its subsidiaries, operating units or divisions: (a) earnings before interest, taxes, depreciation and/or amortization; (b) operating income or profit; (c) operating efficiencies; (d) return on equity, assets, capital, capital employed, or investment; (e) after tax operating income; (f) net income; (g) earnings or book value per share; (h) cash flow(s); (i) total sales or revenues or sales or revenues per employee; (j) production (separate work units or Saw's); (k) stock price or total shareholder return; (l) dividends; or (m) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or shares outstanding, or to assets or net assets.

         To the extent necessary to comply with Section 162(m), with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing,
(1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee will certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given

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

level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period. With respect to any Covered Officer, the maximum annual number of shares in respect of which all performance awards may be granted under the Plan is 150,000 and the maximum annual amount of any award settled in cash is $1,000,000.

         Other Stock-Based Awards. The Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Committee will determine the terms and conditions of such awards, consistent with the terms of the Plan.

         Non-Employee Director Awards. The Board of Directors may provide that all or a portion of a non-employee director's annual retainer and/or retainer fees or other awards or compensation as determined by the Board be payable in non-qualified stock options, SAR's, restricted shares, restricted share units and/or other stock-based awards, including unrestricted shares, either automatically or at the option of the non-employee directors. The Board of Directors will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee director's service as a member of the Board of Directors. The Plan will be administered by the Board of Directors with respect to non-employee directors, including awards made to members of the Committee.

         Termination of Employment. The Committee will determine the terms and conditions that apply to any award upon the termination of employment with the Company, its subsidiaries and affiliates, and provide such terms in the applicable award agreement or in its rules or regulations.

         Change in Control. All outstanding awards vest, become immediately exercisable or payable and have all restrictions lifted immediately upon a Change in Control (as defined in the Plan). See Exhibit A attached hereto.

         Amendment and Termination. The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or any portion of the Plan at any time, except that stockholder approval must be obtained for any such action if such approval is necessary to comply with any tax or regulatory requirement with which the Board deems it desirable or necessary to comply. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. The Committee does not have the power, however, to amend the terms of previously granted options to reduce the exercise price per share subject to such option or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options. The Committee also may not adversely affect the rights of any award holder without the award holder's consent.

         Other Terms of Awards. The Company may take action, including the withholding of amounts from any award made under the Plan, to satisfy withholding and other tax obligations. The Committee may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion.

         Certain Federal Income Tax Consequences. The following is a brief description of the federal income tax consequences generally arising with respect to awards under the Plan.

         Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, an SAR or a restricted share award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.

         If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of common stock), and (ii) the exercise price. Otherwise, a participant's disposition of shares of common stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares of common stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

         The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding periods prior to disposition of the shares.

         Similarly, the exercise of an SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to an SAR. Upon a grant of restricted stock, the participant will recognize ordinary income on the fair market value of the common stock at the time shares of restricted stock become vested unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant. The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the exercise of an SAR or restricted share award. For this purpose, the participant's basis in the common stock is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made). Payments made under performance awards are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to the participant.

         Section 162(m) of the Code generally disallows a public company's tax deduction for compensation paid in excess of $1 million in any tax year to its five most highly compensated executives. However, compensation that qualifies as "performance-based compensation" is excluded from this $1 million deduction limit and therefore remains fully deductible by the company that pays it. The Company intends that (i) performance awards and
(ii) options granted (a) with an exercise price at least equal to 100% of fair market value of the underlying shares of common stock at the date of grant and (b) to employees the Committee expects to be named executive officers at the time a deduction arises in connection with such awards, qualify as "performance-based compensation" so that these awards will not be subject to the Section 162(m) deduction limitations.

         The foregoing discussion is general in nature and is not intended to be a complete description of the federal income tax consequences of the Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Plan are urged to consult a tax advisor as to the tax consequences of participation.

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

         The Plan is not intended to be a "qualified plan" under Section 401(a) of the Code.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE MAIL-WELL, INC. 2001 LONG-TERM EQUITY INCENTIVE PLAN.

        PROPOSAL 3--RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         At the Annual Meeting, stockholders will be asked to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2001. Management recommends that Ernst & Young LLP be ratified as the principal accounting firm to be utilized by the Company for the year ending December 31, 2001.

         The Company anticipates that representatives of Ernst & Young LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, the representatives of Ernst & Young LLP will be afforded an opportunity to make a statement if they so desire.

AUDIT FEES

         The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the Company's annual financial statements for the year ending December 31, 2000, and its reviews of the financial statements included in the Company's Forms 10-Q for that year, were
$               .
 ---------------

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Ernst & Young LLP billed aggregate fees of $          to the
                                                     ---------
Company for financial information systems design and implementation during the year ending December 31, 2000.

ALL OTHER FEES

         The aggregate fees billed to the Company for all other services rendered by Ernst & Young LLP for the year ending December 31, 2000 were
$         . These fees related primarily to the preparation and review of
 ---------
the Company's tax returns, audits related to acquisitions made by the
Company and               .
            --------------

AUDITOR INDEPENDENCE

         The Audit Committee has considered the effect that provision of the services described under "All Other Fees" may have on the independence of Ernst & Young LLP. The Audit Committee has determined that provision of those services is compatible with maintaining the independence of Ernst & Young LLP as the Company's principal auditor.

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

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is composed entirely of independent directors as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange, Inc. listing standards. The committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the Board. The full responsibilities of the committee are set forth in its Charter, adopted by the Company's Board of Directors in May 2000, which is included as Exhibit B to this proxy statement.

         In fulfilling its responsibilities, the committee recommended to the Board, subject to shareholder approval, the selection of Ernst & Young LLP as the Company's outside auditor. The committee:

      * Received written affirmation that the auditor is in fact independent;

      * Discussed the overall audit process, receiving and reviewing all reports;

      * Provided to the independent accountant full access to the committee (and the Board) to report on any and all appropriate matters.

      * Reviewed and discussed with management the Company's audited financial statements as of and for the year ending December 31, 2000;

      * Discussed with Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including their judgments as to the quality of the Company's financial reporting; and

      * Received from Ernst & Young LLP written disclosures and a letter as required by the Independence Standards Board, Standard No. 1, as amended, and discussed with the independent auditors the firm's independence from management and the Company.

         Based on the review and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ending December 31, 2000, for filing with the Securities and Exchange Commission.

                                         AUDIT COMMITTEE
                                         Jerome W. Pickholz (Chairman)
                                         William R. Thomas
                                         Frank P. Diassi

REQUIRED VOTE

         Ratification of the selection of Ernst & Young LLP as the Company's independent auditors requires the affirmative vote of a majority of the outstanding shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S AUDITORS FOR 2001.

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                   STOCKHOLDER PROPOSALS FOR 2002 MEETING

         Proposals of stockholders that are intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company at its principal executive offices not later than November, 2, 2001, in order to be included in the proxy statement and form of proxy relating to the annual meeting. The 2002 Annual Meeting is currently scheduled for May 1, 2002. The Company's Board of Directors will consider stockholder proposals submitted for the meeting. A proposal that does not supply adequate information about the proposal and the stockholder making the proposal will be disregarded.

                              OTHER ITEMS

         The Board does not intend to present further items of business to the meeting and knows of no such items which will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may in their discretion determine.

                                 By Order of the Board of Directors,



                                 Roger Wertheimer
                                 Vice President-General Counsel and Secretary

Englewood, Colorado
March   , 2001
      --

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

                                  EXHIBIT A

                               MAIL-WELL, INC.

                    2001 LONG-TERM EQUITY INCENTIVE PLAN


SECTION 1.    PURPOSE

         This plan shall be known as the "Mail-Well, Inc. 2001 Long-Term Equity Incentive Plan" (the "Plan"). The purpose of the Plan is to promote the interests of Mail-Well, Inc. (the "Company") and its Subsidiaries and the Company's stockholders by (i) attracting and retaining key officers, employees, and directors of, and consultants to, the Company and its Subsidiaries and any future Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals, (iii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iv) encouraging ownership of stock in the Company by such individuals, and (v) linking their compensation to the long-term interests of the Company and its stockholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of "performance-based compensation" under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.

SECTION 2.    DEFINITIONS

         As used in the Plan, the following terms shall have the meanings set forth below:

              (a) "AFFILIATE" shall mean (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity's outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.

              (b) "AO OPTION" shall mean an Option to purchase, at Fair Market Value at the date of grant of the AO Option, a number of Shares equal to the sum of the number of whole Shares delivered by the Option holder in payment of the Option Price of the original Option and the number of whole Shares, if any, withheld by the Company as payment for withholding taxes.

              (c) "AWARD" shall mean any Option, Stock Appreciation
         Right, Restricted Share Award, Restricted Share Unit, Performance Award, Other Stock-Based Award or other award granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish.

              (d) "AWARD AGREEMENT" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

              (e) "BOARD" shall mean the board of directors of the Company.

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

              (f) "CHANGE IN CONTROL" shall mean, unless otherwise defined in the applicable Award Agreement, any of the following events:

                      (i) An acquisition (other than directly from the
              Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13 (d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any subsidiary or
              (ii) the Company or any Subsidiary;

                      (ii) The individuals who, as of the date hereof,
              are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if the election or nomination for election by the Company's stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or
              (2) such individual was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i) or (iii) of this paragraph; or

                      (iii) Approval by stockholders of the Company of:

                            (A) A merger, consolidation or
                      reorganization involving the Company, unless,

                                (1) The stockholders of the Company
                            immediately before such merger,
                            consolidation or reorganization, own,
                            directly or indirectly, immediately
                            following such merger, consolidation or
                            reorganization, at least seventy-five
                            percent (75%) of the combined voting
                            power of the outstanding Voting
                            Securities of the corporation (the
                            "Surviving Corporation") in
                            substantially the same proportion as
                            their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                                (2) The individuals who were
                            members of the Incumbent Board
                            immediately prior to the execution of
                            the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; and

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
                                (3) no Person (other than the
                            Company, any Subsidiary, any employee
                            benefit plan (or any trust forming a
                            part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of forty percent (40%) or more of the then outstanding Voting Securities) has Beneficial Ownership of forty percent (40%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                            (B) A complete liquidation or dissolution of
                  the Company; or

                            (C) An agreement for the sale or other
                  disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary)

              Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

              (g) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

              (h) "COMMITTEE" shall mean a committee of the Board composed of not less than two Non-Employee Directors, each of whom shall be a "Non-Employee Director" for purposes of Exchange Act
         Section 16 and Rule 16b-3 thereunder and an "outside director" for purposes of Section 162(m) and the regulations promulgated under the Code.

              (i) "CONSULTANT" shall mean any consultant to the Company or its Subsidiaries or Affiliates.

              (j) "COVERED OFFICER" shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a "covered employee" of the Company within the meaning of Section 162(m); provided, however, that the term "Covered Officer" shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a "covered employee" with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a "covered employee" with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid.

              (k) "DIRECTOR" shall mean a member of the Board.

              (l) "EMPLOYEE" shall mean a current or prospective officer or employee of the Company or of any Subsidiary or Affiliate.

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              (m) "EXCHANGE ACT" shall mean the Securities Exchange Act
         of 1934, as amended from time to time.

              (n) "FAIR MARKET VALUE" with respect to the Shares, shall mean, for purposes of a grant of an Award as of any date, (i) the closing sales price of the Shares on the New York Stock Exchange, or any other such exchange on which the shares are traded, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith, by the Committee in its sole discretion, and for purposes of a sale of a Share as of any date, the actual sales price on that date.

              (o) "INCENTIVE STOCK OPTION" shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

              (p) "NON-QUALIFIED STOCK OPTION" shall mean an option to purchase Shares from the Company that is granted under Section 6 or 10 of the Plan and is not intended to be an Incentive Stock Option.

              (q) "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.

              (r) "OPTION" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

              (s) "OPTION PRICE" shall mean the purchase price payable to purchase one Share upon the exercise of an Option.

              (t) "OTHER STOCK-BASED AWARD" shall mean any Award granted under Section 9 or 10 of the Plan.

              (u) "PARTICIPANT" shall mean any Employee, Director, Consultant or other person who receives an Award under the Plan.

              (v) "PERFORMANCE AWARD" shall mean any Award granted under Section 8 of the Plan.

              (w) "PERSON" shall mean any individual, corporation, partnership, limited liability company, associate, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

              (x) "RESTRICTED SHARE" shall mean any Share granted under
         Section 7 or 10 of the Plan.

              (y) "RESTRICTED SHARE UNIT" shall mean any unit granted under Section 7 or 10 of the Plan.

              (z) "SEC" shall mean the Securities and Exchange
         Commission or any successor thereto.

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              (aa) "SECTION 16" shall mean Section 16 of the Exchange
         Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

              (bb) "SECTION 162 (M)" shall mean Section 162 (m) of the Code and the regulations promulgated thereunder and any successor or provision thereto as in effect from time to time.

              (cc) "SHARES" shall mean shares of the common stock, $0.01 par value, of the Company.

              (dd) "STOCK APPRECIATION RIGHT OR SAR" shall mean a stock appreciation right granted under Section 6 or 10 of the Plan that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant.

              (ee) "SUBSIDIARY" shall mean any Person (other than the Company) of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

              (ff) "SUBSTITUTE AWARDS" shall mean Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

              (gg) "TANDEM SAR" shall mean an SAR that is granted under
         Section 6 or 10 of the Plan in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

SECTION 3.    ADMINISTRATION

         3.1 Authority of Committee. The Plan shall be administered by the Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Directors who are members of the Committee, all references in the Plan to the Committee shall be deemed to be references to the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with Awards; (iv) determine the timing, terms, and conditions of any Award; (v) accelerate the time at which all or any part of an Award may be settled or exercised; (vi) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(ix) except to the extent prohibited by Section 6.2, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award; (x) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take

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any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 14 hereunder to amend or terminate the Plan.

         3.2 Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Award.

         3.3 Action by the Committee. The Committee shall select one of its members as its Chairperson and shall hold its meetings at such times and places and in such manner as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The exercise of an Option or receipt of an Award shall be effective only if an Award Agreement shall have been duly executed and delivered on behalf of the Company following the grant of the Option or other Award. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business, as it shall deem advisable.

         3.4 Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary or Affiliate, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to such Section.

         3.5 No Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

SECTION 4.    SHARES AVAILABLE FOR AWARDS

         4.1 Shares Available. Subject to the provisions of Section 4.2 hereof, the stock to be subject to Awards under the Plan shall be the Shares of the Company and the maximum number of Shares with respect to which Awards may be granted under the Plan shall be 2,850,000 (which includes 61,281
Shares with respect to which awards under the Mail-Well, Inc. 1994 Stock
Option Plan (the "1994 Plan") were authorized but not granted, 294,000
Shares with respect to which awards under the Mail-Well, Inc. 1996 Directors Stock Option Plan (the "1996 Plan") were authorized but not granted, 26,465 Shares with respect to which awards under the Mail-Well, Inc. 1997 Non-Qualified Stock Option Plan (the "1997 Plan") were authorized but not granted, and 42,971 Shares with respect to which awards under the Mail-Well, Inc. 1998 Stock Option Plan (the "1998 Plan") were authorized but not granted), of which (i) the number of Shares with respect to which Incentive Stock Options may be granted shall be no more than 2,850,000 and (ii) no more than 800,000 shall be Shares with respect to which Awards other than Options may be granted. Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2, the maximum number of Shares with respect to which Awards may be granted under the Plan shall be increased by the number of Shares with respect to which Options or other Awards were granted under the 1994, 1996, 1997 and 1998
Plans, as of the effective date of this Plan, but which terminate, expire unexercised, or are settled for cash, forfeited or canceled without the delivery of Shares under the terms of such Plans after the effective date of this Plan.

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         If, after the effective date of the Plan, any Shares covered by an
Award granted under this Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates, expires unexercised, or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination, expiration, or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld. Notwithstanding the foregoing and subject to adjustment as provided in
Section 4.2 hereof, no Participant may receive Options or SAR's under the Plan in any calendar year that relate to more than 500,000 Shares, unless such Options or SAR's are granted in connection with the recruiting and hiring of a Participant simultaneously with such Award.

         4.2 Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee, in its sole discretion, to be appropriate, then the Committee shall, in such manner as it may deem equitable (and, with respect to Incentive Stock Options, in such manner as is consistent with Section 422 of the Code and the regulations thereunder): (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan; and (3) the grant or exercise price with respect to any Award under the Plan, provided that the number of shares subject to any Award shall always be a whole number; (ii) if deemed appropriate, provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

         4.3 Substitute Awards. Any Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.

         4.4 Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares that have been reacquired by the Company.

SECTION 5.    ELIGIBILITY

         Any Employee, Director or Consultant shall be eligible to be designated a Participant; provided, however, that Non-Employee Directors shall only be eligible to receive Awards granted consistent with Section 10.

SECTION 6.    STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         6.1 Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options and SAR's shall be granted, the number of Shares

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

subject to each Award, the exercise price and the conditions and limitations applicable to the exercise of each Option and SAR. An Option may be granted with or without a Tandem SAR. An SAR may be granted with or without a related Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options or Tandem SAR's related to such Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. A person who has been granted an Option or SAR under this Plan may be granted additional Options or SAR's under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option or Tandem SAR related thereto is granted) of the Shares with respect to which all Incentive Stock Options or Tandem SAR's related to such Option are exercisable for the first time by an Employee during any calendar year
(under all plans described in subsection (d) of Section 422 of the Code of the Company and its Subsidiaries) exceeds $100,000 (or such higher amount as is permitted in the future under Section 422(d) of the Code, such Options shall be treated as Non-Qualified Stock Options.

         6.2 Price. The Committee in its sole discretion shall establish the Option Price at the time each Option is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than 100% of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option. Notwithstanding the foregoing and except as permitted by the provisions of Section 4.2 and Section 14 hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, or
(ii) cancel such Options and grant substitute Options with a lower Option Price than the canceled Options. Except with respect to Substitute Awards, SAR's may not be granted at a price less than the Fair Market Value of a Share on the date of grant.

         6.3 Term. Subject to the Committee's authority under Section 3.1 and the provisions of Section 6.6, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options or SAR's granted under the Plan. Notwithstanding the foregoing, no Option or Tandem SAR that relates to such Option shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted.

         6.4  Exercise.

              (a) Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee shall have full and complete authority to determine, subject to Section 6.6 herein, whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine.

              (b) The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.

              (c) An Option or SAR may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be

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

         exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised. A Tandem SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the related Option. The exercise of either an Option or Tandem SAR shall result in the termination of the other to the extent of the number of Shares with respect to which either the Option or Tandem SAR is exercised.

              (d) Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Committee, (i) in whole Shares valued at the Fair Market Value of such Shares on the date of exercise, together with any applicable withholding taxes, or (ii) by a combination of such cash (or cash equivalents) and such Shares; provided, however, that the optionee shall not be entitled to tender Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. Subject to applicable securities laws, an Option may also be exercised by (i) delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Price, together with any applicable withholding taxes, or (ii) any other exercise method (including attestation of shares) approved by the Committee. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares.

              (e) At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Shares, or a combination of cash and Shares. A fractional Share shall not be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

         6.5 Accelerated Ownership Feature. An Option may, in the discretion of the Committee, include the right to acquire an AO Option. An Option that provides for the grant of an AO Option shall entitle the Option holder upon exercise of that Option and payment of the appropriate Option Price in Shares that have been owned by such Option holder for not less than six (6) months prior to the date of exercise, to receive an AO Option. An AO Option shall expire on the same date that the original Option would have expired had it not been exercised. All AO Options shall be Non-Qualified Stock Options.

         6.6 Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option or SAR is otherwise to be granted pursuant to the Plan the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422 (b) (6) of the Code), then any Incentive Stock Option or Tandem SAR to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c) (5) of the Code, and the Option Price shall be not less than 110% of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five
(5) years from the date such Option is granted.

SECTION 7.    RESTRICTED SHARES AND RESTRICTED SHARE UNITS

         7.1  Grant.

              (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Shares and Restricted Share Units shall be

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         granted, the number of Restricted Shares and/or the number of
         Restricted Share Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares and Restricted Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share and Restricted Share Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

              (b) Each Restricted Share and Restricted Share Unit Award made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Restricted Share or Restricted Share Unit Award. The Award Agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share or Restricted Share Unit Award. The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share and Restricted Share Unit Awards.

         7.2 Delivery of Shares and Transfer Restrictions. At the time of a Restricted Share Award, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a stockholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met. Any Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Shares subject to Restricted Share Awards shall be subject to the same restrictions, terms and conditions as such restricted Shares.

         7.3 Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant's beneficiary or estate, as the case may be.

         7.4 Payment of Restricted Share Units. Each Restricted Share Unit shall have a value equal to the Fair Market Value of a Share. Restricted Share Units shall be paid in cash, Shares, other securities or other

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property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. A Participant shall be credited with dividend equivalents on any vested Restricted Share Units credited to the Participant's account at the time of any payment of dividends to stockholders on Shares. The amount of any such dividend equivalents shall equal the amount that would have been payable to the Participant as a stockholder in respect of a number of Shares equal to the number of vested Restricted Share Units then credited to the Participant. Any such dividend equivalents shall be credited to the Participant's account as of the date on which such dividend would have been payable and shall be converted into additional Restricted Share Units (which shall be immediately vested) based upon the Fair Market Value of a Share on the date of such crediting. No dividend equivalents shall be paid in respect of Restricted Share Units that are not yet vested. Except as otherwise determined by the Committee at or after grant, Restricted Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Restricted Share Units and all rights of the grantee to such Restricted Share Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the entire restricted period in relation to which such Restricted Share Units were granted and unless any other restrictive conditions relating to the Restricted Share Unit Award are met.

SECTION 8.    PERFORMANCE AWARDS

         8.1 Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine. All Performance Awards shall be subject to the terms and provisions of Section 11 hereof.

         8.2 Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.

         8.3 Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Termination of employment prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made. A Participant's rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.

SECTION 9.    OTHER STOCK-BASED AWARDS

         The Committee shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6, 7 and 8 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms

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of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

SECTION 10.   NON-EMPLOYEE DIRECTOR AWARDS

         The Board may provide that all or a portion of a Non-Employee Director's annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options, SAR's, Restricted Shares, Restricted Share Units and/or Other Stock-Based Awards, including unrestricted Shares. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director's service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

SECTION 11.   PROVISIONS APPLICABLE TO COVERED OFFICERS AND PERFORMANCE AWARDS

         11.1 Notwithstanding anything in the Plan to the contrary, Performance Awards shall be subject to the terms and provisions of this
Section 11.

         11.2 The Committee may grant Performance Awards to Covered Officers based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 11, performance goals shall be limited to one or more of the following Company, Subsidiary, operating unit or division financial performance measures:

              (a) earnings before interest, taxes, depreciation and/or amortization;

              (b) operating income or profit;

              (c) operating efficiencies;

              (d) return on equity, assets, capital, capital employed, or investment;

              (e) after tax operating income;

              (f) net income;

              (g) earnings or book value per Share;

              (h) cash flow(s);

              (i) total sales or revenues or sales or revenues per employee;

              (j) production (separate work units or SWU's);

              (k) stock price or total shareholder return;

              (l) dividends; or

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

              (m) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or Shares outstanding, or to assets or net assets.

         11.3 With respect to any Covered Officer, the maximum annual number of Shares in respect of which all Performance Awards may be granted under
Section 8 of the Plan is 150,000 and the maximum annual amount of any Award settled in cash is $1,000,000.

         11.4 To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period.

SECTION 12.  TERMINATION OF EMPLOYMENT

         The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment with the Company, its Subsidiaries and Affiliates, including a termination by the Company with or without cause, by a Participant voluntarily, or by reason of death, disability or retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.

SECTION 13.  CHANGE IN CONTROL

         Upon a Change in Control, all outstanding Awards shall vest, become immediately exercisable or payable and have all restrictions lifted.

SECTION 14.  AMENDMENT AND TERMINATION

         14.1 Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply; provided that any such waiver, amendment, alteration, suspension, discontinuance or termination that would adversely affect the rights of any Participants, or any holder or beneficiary, under any

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

Award theretofore granted, shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary.

         14.2 Amendments to Awards. Subject to the restrictions of Section 6.2, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participants, or any holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary.

         14.3 Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

SECTION 15.   GENERAL PROVISIONS

         15.1 Limited Transferability of Awards. Except as otherwise provided in the Plan, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution and/or as may be provided by the Committee in its discretion, at or after grant, in the Award Agreement. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer.

         15.2 Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis. All dividend or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional Shares, or in the case of dividends or dividend equivalents credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of Shares available for grant under Section 4 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Performance Awards.

         15.3 No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.

         15.4 Share Certificates. All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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

         15.5 Withholding. A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Options to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.

         15.6 Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail.

         15.7 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Shares, Restricted Share Units, Other Stock-Based Awards or other types of Awards provided for hereunder.

         15.8 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.

         15.9 No Rights as Stockholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Shares.

         15.10 Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Colorado without giving effect to conflicts of laws principles.

         15.11 Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

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



         15.12 Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16 (b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary.

         15.13 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

         15.14 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

         15.15 Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 16.    TERM OF THE PLAN

         16.1 Effective Date. The Plan shall be effective as of May 1, 2001 provided it has been approved by the Board and by the Company's stockholders.

         16.2 Expiration Date. No new Awards shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth (10th) anniversary of the Effective Date.

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

                                  EXHIBIT B

                               MAIL-WELL, INC.
                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                   CHARTER

I.      PURPOSE AND SCOPE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit
Committee's primary duties and responsibilities are to:

        * Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.
        * Monitor the independence and performance of the Company's financial executives, independent auditors and internal auditing department.
        * Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.     AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the New York Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a basic understanding of finance and accounting practices and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

The members of the Committee shall be appointed at annually by the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

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

III.    RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

Review of Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements including any certification, report, opinion or review rendered by the independent auditors. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

4. Consider the integrity of the Company's financial reporting processes and controls, in consultation with management, the independent auditors and the internal auditors. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department in connection with the preparation of quarterly and annual financial statements together with management's responses.

Independent Auditors

5. Review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors.

6. Approve the fees and other significant compensation to be paid to the independent auditors. Review and approve requests for significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

7. Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. This review should take place at least annually.

8. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

9. Discuss the results of the audit with the independent auditors prior to releasing the year-end earnings. Discuss with the independent auditors any changes to the audit plan, restrictions on scope of activities and observations of control weaknesses. Discuss certain matters required to be communicated to audit communicated to audit committees in accordance with AICPA Statement of Auditing Standards No. 61.

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

    SAS 61 requires that auditors discuss certain matters with audit committees of all SEC engagements. The communication may be in writing or oral and may take place before or after the financial statements are issued.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance

11. Review the appointment, performance and replacement of the senior internal audit executive. The internal audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Committee. Changes in the senior internal audit executive shall be subject to committee approval.

12. Review significant reports prepared by the internal audit department together with management's responses and follow-up to these reports.

13. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

14. Prepare an annual report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

15. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

16. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

17. Obtain reports from management, the senior internal audit executive and independent auditors that the Company and its subsidiaries are in compliance with applicable legal requirements.

18. Advise the entire Board on a regular basis with respect to the Company's financial policies and procedures regarding compliance with applicable laws and regulations.

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REVOCABLE PROXY                                                MAIL-WELL, INC.
REVOCABLE PROXY
                   SOLICITED BY THE BOARD OF DIRECTORS FOR
                 ANNUAL MEETING OF SHAREHOLDERS, MAY 1, 2001
The undersigned holder of common stock of Mail-Well, Inc., a Colorado corporation (the "Company"), acknowledges receipt of a copy of the Notice of
Annual Meeting of Shareholders dated March   , 2001, and, revoking any proxy
                                           --
heretofore given, hereby appoints Roger Wertheimer and Michel P. Salbaing, and each of them, with full power to each of substitution as attorneys and proxies to appear and vote all shares of common stock of the Company registered in the name(s) of the undersigned and held by the undersigned of record as of March 9, 2001, at the Annual Meeting of Shareholders of the Company to be held at the Company's principal executive offices, 8310 S.
Valley Hwy., Englewood, Colorado, on May 1, 2001, at 8:30 a.m., and at any postponements and adjournments thereof, upon the following items as set forth in the Notice of Annual Meeting and to vote according to their discretion on all other matters which may be properly presented for action at the meeting. All properly executed proxies will be voted as indicated.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

(1)     To elect as directors the nominees listed below.

/ /   FOR ALL nominees listed below (except as marked to the contrary).
/ /   WITHHOLD AUTHORITY to vote for all nominees listed below.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

  Frank P. Diassi, Frank J. Hevrdejs, Janice C. Peters, Jerome W. Pickholz,
            Paul V. Reilly, W. Thomas Stephens, William R. Thomas

(2)     To approve the Company's 2001 Long-Term Equity Incentive Plan.
           / / FOR      / / AGAINST    / / ABSTAIN

(3)     To ratify the selection of Ernst & Young LLP, independent auditors, as auditors of the Company for the year ending December 31, 2001.
           / / FOR      / / AGAINST    / / ABSTAIN  (Continued on reverse side.)

(4) In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or matters incidental to the conduct of the meeting.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 and 3. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3.

                     WITNESS my hand this         day of             , 2001.
                                          -------        ------------

                     -------------------------------------------------------

                     -------------------------------------------------------

                     Signature of Shareholder(s)

                     (Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please affix corporate seal. If a partnership, please sign in partnership name by authorized persons. If joint tenants, each joint tenant should sign.)


WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

I/WE DO     DO NOT     EXPECT TO ATTEND THIS MEETING.
        ---        ---